SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 16, 1999

Palomar Medical Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-11177	04-3128178
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

82 Cambridge St.,	Burlington, Massachusetts	01803
	(Address of Principal Executive Offices)	(Zip Code)

781-993-2300
Registrant's telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

Effective as of December 8, 1999, Palomar Medical Technologies, Inc. (the "Company") has amended and restated its Bylaws, which are attached hereto and incorporated herein in their entirety.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

3.1	Amended and Restated Bylaws of the Company, effective as of December 8, 1999.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALOMAR MEDICAL TECHNOLOGIES, INC.
Date: December 16, 1999	By: Name: Title:	Louis P. Valente President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Company, effective as of December 8, 1999.